Property, equipment and software, net	12 Months Ended
Dec. 31, 2022
Property, equipment and software, net
Property, equipment and software, net

8.    Property, equipment and software, net

	As of December 31,
	2021	2022
	RMB	RMB
Buildings	2,594	2,594
Leasehold improvements	63,780	57,162
Furniture and office equipment	15,644	2,738
Motor vehicles	3,670	1,633
Software	4,767	4,699
Total Property, equipment and software	90,455	68,826
Less: Accumulated depreciation and amortization	(70,002)	(58,147)
Impairment loss	(5,891)	(7,642)
Total Property, equipment and software, net	14,562	3,037

Depreciation and amortization expenses were RMB3,389, RMB5,929 and RMB2,744 for the years ended December 31, 2020, 2021 and 2022, respectively.

Impairment loss represents the carrying amounts of property, equipment and software relating to the business of Shanghai Yuancui Information Technology Co., Ltd. (“Yuancui”) which was ceased during the year ended December 31, 2021 (see note 22).